LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                            SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                            ENDED MARCH 31, 2000

[LOGO]

Seeks long-term growth of capital.

KEMPER VALUE FUND

       "... The companies we add to and keep in the portfolio are those that are gaining efficiencies by using the Internet and technology to advance their businesses -- not the companies that are unwilling to embrace technology. ..."

                                                             [KEMPER FUNDS LOGO]

CONTENTS
3
ECONOMIC OVERVIEW
5
PERFORMANCE UPDATE
9
INDUSTRY SECTORS
10
INDIVIDUAL HOLDINGS
11
PORTFOLIO OF INVESTMENTS
14
FINANCIAL STATEMENTS
17
FINANCIAL HIGHLIGHTS
19
NOTES TO FINANCIAL STATEMENTS
AT A GLANCE
TERMS TO KNOW

 KEMPER VALUE FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED MARCH 31, 2000 (UNADJUSTED FOR ANY SALES CHARGE) [BAR GRAPH]

Kemper Value Fund Class A                                                        10.35
Kemper Value Fund Class B                                                         9.85
Kemper Value Fund Class C                                                         9.88
Lipper Multi-Cap Value Funds Category Average*                                    7.88

RETURNS AND RANKINGS ARE HISTORICAL AND DO NOT GUARANTEE FUTURE PERFORMANCE. INVESTMENT RETURNS AND PRINCIPAL VALUES WILL FLUCTUATE, SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. KEMPER VALUE FUND CLASS A, B AND C SHARES WERE INITIALLY OFFERED ON APRIL 16, 1998.

 NET ASSET VALUE

                                     AS OF     AS OF
                                    3/31/00   9/30/99
 .........................................................
    KEMPER VALUE FUND CLASS A        $24.19    $22.89
 .........................................................
    KEMPER VALUE FUND CLASS B        $24.06    $22.72
 .........................................................
    KEMPER VALUE FUND CLASS C        $24.10    $22.75
 .........................................................

 KEMPER VALUE FUND RANKINGS
 AS OF 3/31/00*

 COMPARED WITH ALL OTHER FUNDS IN THE LIPPER GROWTH FUNDS CATEGORY

                      CLASS A               CLASS B               CLASS C
 ....................................................................................
    1-YEAR       #202 of 480 funds     #220 of 480 funds     #219 of 480 funds
 ....................................................................................

*LIPPER ANALYTICAL SERVICES, INC. RETURNS AND RANKINGS ARE BASED UPON CHANGES IN NET ASSET VALUE WITH ALL DIVIDENDS REINVESTED AND DO NOT INCLUDE THE EFFECT OF SALES CHARGES; IF THEY HAD BEEN INCLUDED, RESULTS MAY HAVE BEEN LESS FAVORABLE.

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD ENDED MARCH 31, 2000, KEMPER VALUE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                    KEMPER       KEMPER       KEMPER
                  VALUE FUND   VALUE FUND   VALUE FUND
                   CLASS A      CLASS B      CLASS C
 ..........................................................
    INCOME
    DIVIDEND           $0.16           --           --
 ..........................................................
    CAPITAL GAIN
    DISTRIBUTION       $0.85        $0.85        $0.85
 ..........................................................

YOUR FUND'S STYLE

 MORNINGSTAR EQUITY STYLE BOX

[MORNINGSTAR EQUITY STYLE  SOURCE: Morningstar, Inc., Chicago, IL. (312)
BOX] 696-6000. The Morningstar Equity Style Box placement is based on two variables: a fund's market capitalization relative to the movements of the market and a fund's valuation, which is calculated by comparing the stocks in the fund's portfolio with the most relevant of the three market-cap groups.
                           THE STYLE BOX REPRESENTS A SNAPSHOT OF A FUND'S
                           PORTFOLIO ON A SINGLE DAY. IT IS NOT AN EXACT
                           ASSESSMENT OF RISK AND DOES NOT REPRESENT FUTURE
                           PERFORMANCE. THE BOX REPRESENTS FUND'S PORTFOLIO
                           CHANGES FROM DAY TO DAY. A LONGER-TERM VIEW IS
                           REPRESENTED BY THE FUND'S MORNINGSTAR CATEGORY,
                           WHICH IS BASED ON ITS ACTUAL INVESTMENT STYLE AS
                           MEASURED BY ITS UNDERLYING PORTFOLIO HOLDINGS
                           OVER THE PAST THREE YEARS. CATEGORY PLACEMENTS OF
                           NEW FUNDS ARE ESTIMATED. PLEASE CONSULT THE
                           PROSPECTUS FOR A DESCRIPTION OF INVESTMENT
                           POLICIES.

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting from strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

NARROW MARKET A narrow market is a securities market in which most of the gains are earned by only a small group of companies. In 1998 and most of 1999, a narrow market existed in which only the largest growth-style stocks enjoyed robust gains.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

TROUGH VALUATION Most securities go through cycles in which their prices rise, fall and then rise again. A trough valuation is at the low point of that cycle, after which the stock's price is expected to begin rising again.

TROUGH FUNDAMENTALS A stock's future performance can be estimated by considering a company's fundamentals -- its assets, earnings, sales, products and management team. When some or all of these fundamentals are less than favorable but appear to be on the verge of improving, they are considered to be trough fundamentals. Like stock prices, a company's fundamental qualities typically travel through cycles.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worth, such as earnings potential, book value, cash flow or dividend yield.

SCUDDER KEMPER INVESTMENTS, THE INVESTMENT MANAGER FOR KEMPER FUNDS, IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $290 BILLION IN ASSETS FOR INSTITUTIONAL AND CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS. SCUDDER KEMPER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES.
ECONOMIC OVERVIEW

DEAR KEMPER FUNDS SHAREHOLDER,

As spring moves along towards summer, there isn't much to complain about. For all the yammering about the "new" economy, the old economy is doing pretty well. Consumers may hanker for a new GPS handset or a Palm Pilot, but they lust after a suburban mansion with a garage big enough to hold their luxury car and SUV -- and state and local governments are laying old-fashioned asphalt almost as fast as businesses are building the information superhighway. Satisfying both old and new desires got the economy off to a fast start in the new century -- GDP growth rose at an annual rate of more than 5 percent in the first quarter. Even with a modest slowdown possible in the second half, growth for the year 2000 is likely to be close to 5 percent.

  So everyone is happy, right? Well, almost everyone. Consumers seldom have felt so confident; businesspeople seldom have behaved so expansively. But there's still one grump: Federal Reserve Board Chairman Alan Greenspan, who's become increasingly worried that rapid growth will bring on inflation.

  Despite Greenspan's attempt to slow spending by raising interest rates, consumers are still splurging, and they show no signs of stopping. We know this because shoppers are buying the big-ticket items they usually purchase early in a cycle -- items such as personal computers, mobile phones, jewelry, fancy kitchen appliances, exercise equipment and big boats.

  Why are consumers still buying despite Greenspan's attempts to slow their splurging? There are three answers: deflation, wealth and easy credit.

  Falling prices have made big-ticket items almost irresistible. Since 1997, prices of kitchen appliances have fallen 4.5 percent, TVs and VCRs 16 percent and sporting equipment 6.5 percent. Even auto showrooms no longer produce sticker shock, and drivers have responded with gusto, buying a record 16.9 million cars and light trucks in 1999. 2000 is likely to be the first year in which automotive sales top 17 million.

  Some of that spending has been made possible by stock market gains: Wall Street has handed out windfalls to almost anyone holding equities in the past few years. But consumers who don't own stocks are also spending, thanks to a decade of debt. Young, poor or new to America? In the 1990s, it didn't matter; lenders still loved you. While high-income families have been borrowing less, those lower on the income scale have been borrowing more.

  But it's not just consumers that Greenspan is concerned about; businesses are splurging as well. During 1999, businesses increased spending on computers and peripherals by 35 percent and spending on communications equipment by 25 percent (both after adjusting for price declines). Far from slowing down this year, we expect investment in these two categories to accelerate -- to 40 percent growth for computers and 30 percent growth for communications equipment.

  And just like consumers, businesses are borrowing to buy. You may think that with booming sales, entrepreneurs are cash-rich. But while 1999 saw economy-wide earnings jump 10 percent and profits of Standard and Poor's (S&P) 500 companies leap nearly 14 percent, internal cash covered less than 84 percent of capital spending. With the exception of 1998, that's the lowest on record. Last year alone, corporate debt shot up by more than 11 percent to $560 billion. New economy companies are no exception; they have more debt than most people realize, issuing more than half of all convertible bonds.

  All this debt could cause problems. Although we've increased our 2001 inflation outlook to nearly 3 percent -- an entire percentage point higher than our prediction three months ago -- we're not particularly worried about inflation. It's the heavy borrowing we're concerned about. Debt continues to exceed income growth, and when Greenspan succeeds in slowing the economy with higher interest rates (which he will succeed in doing), all of the debt American consumers and businesses are taking on could be tricky to handle. Private financial obligations must be paid with personal income and corporate profits. When the economy slows, personal income stagnates and corporate profits often fall -- which makes it harder to pay off those debts. Consumers and businesses may have to sell their assets to pay off the debt, and they may risk going into default.

  That being the case, a gradual economic slowdown may be in everyone's best interest. But "gradual" is the key. Both the old and new economy have a lot riding on the Fed's ability to rein in growth softly and smoothly, because abrupt slowdowns encourage consumers and businesses to sell assets -- and perhaps risk bankruptcy -- to pay off debt, as described above.

 ECONOMIC OVERVIEW

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.
   [BAR GRAPH]

                                           NOW (3/31/00)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       6.00                   6.10                   5.20                   5.60
Prime rate (2)                                  9.00                   8.25                   7.75                   8.50
Inflation rate (3)*                             3.70                   2.60                   1.80                   1.40
The U.S. dollar (4)                             1.10                  -0.90                  -0.50                   4.10
Capital goods orders (5)*                      10.10                   4.70                   5.50                  11.50
Industrial production (5)*                      5.10                   3.50                   3.10                   5.30
Employment growth (6)                           2.30                   2.20                   2.30                   2.60

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/29/00.

SOURCE: ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


  A gradual slowdown seems to be what the Fed is seeking, but for all of Greenspan's semi-tough talk, some indicators suggest that monetary policy has actually been lax. Broad money and credit creation have vastly exceeded economic activity since 1995, and no central bank can allow that to continue indefinitely without creating inflation. If we begin to see higher core inflation, the Fed will have to deal with all that money it's created in a less gradualist manner -- and that could get tricky. Financial turmoil accompanied each of the Fed's last two efforts to slow the economy down. In 1994, there was a bond market meltdown that resulted in a Mexican debt crisis. After a more timid Fed tightening in 1997, crises in Asia were followed by problems with Russian debt, Brazilian debt and a large American hedge fund. We don't think this is a coincidence: The global debt market is so vast and interconnected that it's highly vulnerable to a rise in the cost of its basic raw material -- short-term funds.

  Let's hope, then, that the Fed can slow the economy without upsetting the financial applecart, because that could affect everyone. After all, the old economy and the new economy are wedded in many ways. Much of the money that flows to IPOs is available because mature industries have borrowed to carry out mergers and share buybacks. Old economy companies are the biggest customers of new economy products. And e-commerce sites are all about moving traditional goods over old-fashioned highways. Despite a lot of talk about old and new, we're all in this economy together.

Sincerely,

Scudder Kemper Investments Economics Group

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF SCUDDER KEMPER INVESTMENTS, INC. AS OF MAY 8, 2000, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A KEMPER FUNDS PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE UPDATE

[ROMAN PHOTO]

LOIS R. ROMAN, LEAD PORTFOLIO MANAGER, JOINED SCUDDER KEMPER INVESTMENTS, INC. IN 1999. SHE HAS MORE THAN 10 YEARS OF INVESTMENT EXPERIENCE. SHE IS ASSISTED BY JONATHAN LEE, WHO JOINED THE ORGANIZATION IN 1999. HE HAS MORE THAN 10 YEARS OF INVESTMENT MANAGEMENT EXPERIENCE. THEY ARE SUPPORTED BY INVESTMENT PROFESSIONALS INCLUDING ECONOMISTS, RESEARCH ANALYSTS, TRADERS AND OTHER SPECIALISTS THROUGHOUT THE UNITED STATES AND ABROAD.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS.

DURING THE FUND'S SEMIANNUAL PERIOD -- OCTOBER 1, 1999, THROUGH MARCH 31, 2000 -- MARKET RETURNS WERE DOMINATED BY THE PHENOMENAL PERFORMANCE OF THE LARGEST GROWTH STOCKS -- SPECIFICALLY TECHNOLOGY STOCKS. LEAD PORTFOLIO MANAGER LOIS ROMAN REPORTS HOW SHE MANAGED FOR VALUE, LEADING THE FUND TO GAIN GROUND AND OUTPERFORM ITS BENCHMARK IN A NARROW MARKET ENVIRONMENT.

Q     HOW DID KEMPER VALUE FUND PERFORM FOR THE SIX MONTHS ENDED MARCH 31, 2000?

A     We're pleased to report that we outperformed our value benchmark for the six-month period. The fund's Class A shares gained 10.35 percent (unadjusted for any sales charge). By comparison, the six-month average return of the Russell 1000 Value index was 5.94 percent. We attribute our outperformance to the fund's underweighting in financials vs. our benchmark and to our stock selection in general.

  However, value stocks continued to underperform the overall market as measured by the 17.50 percent return of the Standard & Poor's 500 stock index. Near the end of the period, though, we witnessed a shift to value-style stocks from technology stocks. We don't think we've seen a permanent move, but we are enthusiastic and hope that investors who have favored large growth and technology stocks at the expense of everything else may be taking a closer look at the inflated valuations of those investments.

Q     WHAT ARE YOUR THOUGHTS ON THE TECHNOLOGY-DRIVEN MARKET? DO YOU THINK WE'VE
ENTERED A "NEW ECONOMY" IN WHICH TRADITIONAL VALUE STOCKS MAY CONTINUE TO STRUGGLE?

A     There have certainly been plenty of debates over "new-economy" stocks versus "old-economy" stocks. I don't really buy into that media phenomenon. I'm not sure I believe the market is so cut and dried. We hope that March was the beginning of a longer-term shift into more reasonably valued companies from the high-flying technology market. The current market disparity has become so great that it's completely unsustainable in our opinion.

  Many old-economy stocks are still strong, viable companies with good fundamentals that should begin to perform better on their own merits. These are the types of companies that we have in our portfolio and are those that we expect would benefit further if investors trim their technology exposure and look for other investment opportunities.

  We have reviewed our portfolio and have questioned whether it has what it takes to offer strong performance over time. We believe the answer is yes.

  The companies we add to and keep in the portfolio are those that are gaining efficiencies by using the Internet and technology to advance their businesses -- not the companies that are unwilling to embrace technology.

  One of our holdings that is a great example is Federated Department Stores. Doom-and-gloom forecasts have suggested that shopping malls will disappear as shopping on the Internet becomes commonplace. Although we don't anticipate that happening, we want to own retailers that, like Federated, have a strategy

PERFORMANCE UPDATE

for selling their goods on the Internet or that can make a strong case for how they will maintain a relationship with their consumers as Internet retailing grows.

  A couple years ago, Federated acquired Fingerhut, a successful, national catalog retailer. This strategic acquisition enabled Federated to set up a strong order-fulfillment business -- an area with which companies across all industries are having a lot of trouble. Today you can shop on-line at the company's Burdines, Bloomingdale's and Macy's stores. Another bonus is that merchandise returns can be either handled through the mail or taken to the nearest store location -- a true benefit that this old-economy retailer has over a strictly Web-based retailer. So, this is an example of a traditional retailer competing quite successfully in the new Internet-based economy.

Q     WITH MARKET VALUATIONS SO EXTREME, HOW IS THE FUND ABLE TO PARTICIPATE IN
THE GAINS BEING MADE IN TECHNOLOGY AND OTHER SECTORS THAT ARE HIGHLY VALUED?

A     We have stuck to our knitting of being a large-cap value fund and won't sway from that charter. This of course precludes us from owning the highest-flying growth stocks. However, given the hugely disparate market, we are now relying a bit more on the fundamental analysis conducted by our research staff. This has given us more latitude in our stock selection process, as explained below.

  1. We rely heavily on a proprietary quantitative model developed at Scudder Kemper. We define our investment universe as the 1,000 securities in the Russell 1000 index -- a group of 1,000 large-cap stocks that is not available for direct investment. Essentially, this is the pond where we fish for our holdings.

       Our model looks at five measures of a stock's value and ranks the stocks in the Russell 1000 based on these criteria. Each stock is then placed in one of 10 groups (deciles). The cheapest 40 percent of those stocks -- the four most attractive deciles -- are issues we may consider adding to our portfolio. The most expensive 20 percent are those we would consider selling. Everything else is typically held if it is already in the portfolio and the positive investment thesis remains intact.

       Today if a stock falls into this hold category, we may consider adding it to the portfolio if the analyst feels strongly about its fundamentals and longer-term growth potential. Previously, we wouldn't have considered these stocks as buy candidates. Our latitude stops there. We still won't add a holding that initially lands in the sell category, which would mean the valuation is just too high for this value-style fund.

  2. Every month, our quantitative model comes up with 400+ buyable stocks. But we don't invest blindly. Our internal research analysts provide us with qualitative assessments of those stocks. We discuss each company's management strategy with our analysts, who provide their outlook for the internal business model of the companies. Our analysts sift through those names to figure out which ones are likely to offer the strongest upside potential and which ones we should avoid because they may simply get cheaper over time.

  3. Last, we try to assess the risk factors associated with the companies that we consider to be candidates for purchase. First, we look at the companies on a macroeconomic level: Will the direction of interest rates affect their performance? How may these stocks perform if there is a downturn or uptick in the economy? Additionally, do they complement the other holdings in the portfolio? Would their addition tilt the portfolio in an area that might increase overall portfolio risk?

  By relying more heavily on fundamental analysis, we have had the opportunity to invest in some stocks that seem pricey based on our rigid valuation screen but that actually may still have a good deal of growth ahead of them. Specifically, this has helped us invest in technology, communications and health care stocks that we might not have otherwise had the opportunity to add.

Q     CAN YOU PROVIDE AN EXAMPLE OF HOW THE PORTFOLIO BENEFITED BY RELYING MORE
ON QUALITATIVE ANALYSIS?

A     Sure. Micron Technology is a good example. Our adjusted investment process enabled us to buy this semiconductor stock before it nearly doubled in price. Micron had originally landed in the hold zone of our model, but our analyst felt it was a stock that we should consider adding. Before, we would have been precluded from buying

PERFORMANCE UPDATE

Micron, but our enhanced process made the investment possible, and its performance has added value to the portfolio.

  The quantitative screen will always play an important role in our investment process. However, given the awkward market we're in, the qualitative assessment of our analysts offers more opportunities to find stocks with a great deal of upside potential such as Micron.

Q     HOW MUCH OF THE PORTFOLIO DOES TECHNOLOGY REPRESENT?

A     At the end of the period, technology represented about 8 percent of the portfolio. Our technology holdings are generally not those tech names found in large growth funds. We own more of the hardware companies such as Hewlett-Packard (HP), Motorola and IBM. These stocks may be more boring than some of the highfliers, but they are much less expensive and have been doing very well.

  Hewlett-Packard, for example, has appreciated greatly over the past few months. We own it for its solid brands, good positioning and strong management. The stock, though, gained after HP split into two publicly traded companies: one that focuses on its test and measurement businesses and one that concentrates on its computing and imaging businesses. Since Hewlett-Packard still controls part of the new business, HP's stock is benefiting.

Q     WHAT OTHER AREAS OF THE PORTFOLIO CONTRIBUTED TO PERFORMANCE?

A     Corning was a significant contributor to the portfolio. In addition to its more traditional product line, Corning provides critical services (such as bandwidth) that make hook ups to the Internet possible. We've held the stock in the fund for several years, and its valuation has risen tremendously with its success. Although we may be slow to sell these types of stocks where the thesis is intact but the market has pushed the valuation into very high levels, eventually we would look to redeploy these assets into cheap and less well understood holdings with more upside potential.

  We added Disney last year after it had declined in price. Its fundamentals were deteriorating and hitting trough levels. The consensus on Wall Street was that the company was terrible. We didn't agree and felt that Disney had a great franchise with many potential catalysts for improvement, so we added the stock. Since then, the company has begun to rebound. It experienced a huge turnaround in its ABC television network with the broadcast of Who Wants to Be a Millionaire?. Disney also had great success with some of its movies such as Fantasia 2000. A new chief financial officer has also realigned the company's focus on returns.

Q     HOW WAS THE FUND AFFECTED BY FINANCIAL STOCKS WHICH SEEM TO HAVE STRUGGLED
THIS YEAR?

A     Our financial stocks actually helped performance. We were underweighted relative to our benchmark, but the stocks we held performed very well. We owned the few stocks that outperformed in the financial sector. Chase Manhattan and Citigroup outperformed as they continued to benefit from a strong initial public offering market. They also have good management and business strategies in place. These companies were also less sensitive to the higher interest-rate environment than most of the smaller financial institutions that struggled.

  Our outlook for the sector is uncertain. We expect it will continue to struggle with the higher-interest-rate environment, so we plan to maintain our underweighting. We'll focus our holdings on those that we believe to be less sensitive to interest-rate moves -- larger diversified financial companies and insurance providers.

Q     WHAT AREAS HURT PERFORMANCE?

A     During most of the period, our energy holdings hurt performance. This turned around somewhat as the sector rallied in March. We had begun building our position in integrated oil companies and oil service companies over the last year in anticipation of higher oil prices and based on our expectation that consolidation within the industry would provide improved fundamentals. We are maintaining our energy exposure in the belief that although the commodity price of oil is falling, the expected average price is not yet reflected in the oil stocks. Stocks don't always move on today's commodity price. They should move on some expected average price, and oil's expected average price is still higher than what is considered in the stock. We think that the companies have a lot more room to streamline and to make capital allocations that make more sense. This should be positive for the fund's holdings.

Q     WERE THERE ANY SURPRISES DURING THE PERIOD?

A     Yes, we had been enthusiastic about our railroad stocks, but they disappointed us, causing us to sell most of our position. When we built our railroad position last year, the stocks fit our model. They were

PERFORMANCE UPDATE

trading at trough valuations with reduced margins as a result of consolidation in the industry. The railroad stocks seemed like a great investment. Not only was the industry poised for recovery, but also, these companies were getting smarter at allocating capital and fixing their operations. And the plans that the management teams outlined made sense to us.

  However, before too long, we saw that the newly merged companies were unable or unwilling to execute their operating plans. When hurricane season hit last fall, the railroads were unable to move freight around as needed. As it became apparent that these stocks had violated our thesis, we eliminated nearly our entire position.

  Part of being a good investor is getting the story straight. Not only do you have to get the fundamentals and the numbers correct, but you also have to make sure that the management team executes its plans as promised. To be successful as a value investor, it's not good enough to just be invested in value-style stocks, you need to be in the correct ones. And if the thesis is violated, you need to determine that quickly and move out and into an opportunistically better area in value.

  We were disappointed in these stocks, but our quick action helped us cut our losses early, and the fund was not dramatically affected.

Q     HOW ARE YOU POSITIONING KEMPER VALUE FUND GOING FORWARD?

A We will maintain our investment selection process to look for undervalued securities with strong fundamentals through the use of our quantitative model and the qualitative inputs of our analysts. When value turns around, we believe our process will enable us to benefit by holding strong companies with good fundamentals. In the short run, we believe our value portfolio will continue to hold up better than other more growth-oriented portfolios if there is a market downturn.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOWS THE PERCENTAGE OF COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER VALUE FUND REPRESENTED ON MARCH 31, 2000.
[BAR GRAPH]

                                                                KEMPER VALUE FUND ON 3/31/00       KEMPER VALUE FUND ON 9/30/99
                                                                ----------------------------       ----------------------------
Finance                                                                     24.9                               19.1
Communications services                                                     17.4                               15.8
Energy                                                                      15.9                               12.6
Capital goods                                                               15.3                               19.4
Consumer non-durables                                                        9.4                                  9
Technology                                                                   8.1                               11.7
Health                                                                       5.8                                4.3
Utilities                                                                    2.7                                4.1
Transportation                                                               0.5                                  4
Basic materials                                                                0                                  0

A COMPARISON WITH THE RUSSELL 1000 VALUE INDEX*
DATA SHOWS THE PERCENTAGE OF COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF KEMPER VALUE FUND REPRESENTED ON MARCH 31, 2000, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE RUSSELL 1000 VALUE INDEX.
[BAR GRAPH]

                                                                                                   RUSSELL 1000 VALUE INDEX ON
                                                                KEMPER VALUE FUND ON 3/31/00                 3/31/00
                                                                ----------------------------       ---------------------------
Finance                                                                     24.9                               28.7
Communications services                                                     17.4                               13.7
Energy                                                                      15.9                               10.4
Capital goods                                                               15.3                                5.6
Consumer non-durables                                                        9.4                               16.4
Technology                                                                   8.1                                8.1
Health                                                                       5.8                                3.6
Utilities                                                                    2.7                                6.9
Transportation                                                               0.5                                1.4
Basic materials                                                                0                                5.2

INDIVIDUAL HOLDINGS

KEMPER VALUE FUND'S 10 LARGEST HOLDINGS*
Representing 35.4 percent of the fund's portfolio on March 31, 2000

            HOLDINGS                      DESCRIPTION                          PERCENT
--------------------------------------------------------------------------------------
1.          EXXON MOBIL                   Engaged in the exploration,            5.3%
                                          production, manufacture,
                                          transportation and sale of crude
                                          oil, natural gas and petroleum
                                          products.
--------------------------------------------------------------------------------------
2.          BELL ATLANTIC                 International telecommunications       4.9%
                                          company that operates in four
                                          segments: Domestic Telecom, Global
                                          Wireless, Directory and Other
                                          Businesses.
--------------------------------------------------------------------------------------
3.          CITIGROUP                     Diversified holding company whose      4.2%
                                          businesses provide a range of
                                          financial services, including
                                          banking, insurance and investment
                                          services, to consumer and corporate
                                          customers around the world.
--------------------------------------------------------------------------------------
4.          DOW CHEMICAL                  A leader in the production of          4.2%
                                          plastics, chemicals, hydrocarbons
                                          and herbicides and pesticides among
                                          other materials used to process
                                          chemicals, treat water and refine
                                          petroleum.
--------------------------------------------------------------------------------------
5.          AT&T                          Provides voice, data and video         4.2%
                                          telecommunications services,
                                          including cellular telephone and
                                          Internet services, to businesses,
                                          consumers and government agencies.
                                          AT&T Corporation also provides
                                          cable TV services to customers
                                          throughout the U.S.
--------------------------------------------------------------------------------------
6.          CIGNA                         A multiline insurance and financial    2.7%
                                          services company whose primary
                                          segment is health care. Cigna also
                                          sells group life, accident and
                                          disability coverage;
                                          property/casualty insurance; and
                                          retirement plans.
--------------------------------------------------------------------------------------
7.          BOEING                        Develops and produces jet              2.6%
                                          transports, military aircraft, and
                                          space and missile systems through
                                          two industry segments: Commercial
                                          Aircraft and defense and Space.
--------------------------------------------------------------------------------------
8.          CHASE MANHATTAN               Bank holding company whose             2.6%
                                          subsidiaries provide banking and
                                          financial services worldwide.
--------------------------------------------------------------------------------------
9.          AMERICAN HOME PRODUCTS        Manufactures and markets health        2.5%
                                          care products, including
                                          pharmaceuticals, consumer health
                                          care products and medical supplies.
--------------------------------------------------------------------------------------
10.         IBM                           Provides customer solutions through    2.2%
                                          the use of advanced information
                                          technology. These solutions include
                                          technologies, systems, products,
                                          services, software and financing.
--------------------------------------------------------------------------------------

*The fund's holdings are subject to change and should not be considered a recommendation to buy individual securities.

PORTFOLIO OF INVESTMENTS

KEMPER VALUE FUND
Portfolio of Investments at March 31, 2000 (unaudited)

                                                                                            PRINCIPAL
    REPURCHASE AGREEMENTS--0.9%                                                             AMOUNT ($)    VALUE ($)
                                             State Street Bank and Trust Company, 6.05%,
                                               to be repurchased at $3,646,838 on 4/3/2000
                                               (Cost $3,645,000)**                          3,645,000    $ 3,645,000
                                             ---------------------------------------------------------------------------
    COMMON STOCKS--99.1%                                                                      SHARES

    CONSUMER DISCRETIONARY--2.9%
    DEPARTMENT & CHAIN STORES
                                             Federated Department Stores, Inc.                171,800      7,172,650
                                             Target Corp.                                      65,000      4,858,750
                                             ---------------------------------------------------------------------------
                                                                                                          12,031,400
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--4.7%
    ALCOHOL & TOBACCO--1.0%
                                             Anheuser-Busch Companies, Inc.                    66,600      4,145,850
                                             ---------------------------------------------------------------------------

    FOOD & BEVERAGE--3.7%
                                             Hershey Foods Corp.                              140,700      6,859,125
                                             PepsiCo, Inc.                                    246,500      8,519,656
                                             ---------------------------------------------------------------------------
                                                                                                          15,378,781
------------------------------------------------------------------------------------------------------------------------

    HEALTH--5.8%
    MEDICAL SUPPLY & SPECIALTY--0.9%
                                             Becton, Dickinson & Co.                          148,200      3,899,513
                                             ---------------------------------------------------------------------------

    PHARMACEUTICALS--4.9%
                                             American Home Products Corp.                     189,900     10,183,388
                                             Bristol-Myers Squibb Co.                          57,900      3,343,725
                                             Pharmacia & Upjohn, Inc.                         112,900      6,689,325
                                             ---------------------------------------------------------------------------
                                                                                                          20,216,438
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--12.6%
    TELEPHONE/COMMUNICATIONS
                                             AT&T Corp.                                       310,550     17,468,438
                                             Bell Atlantic Corp.                              334,300     20,434,088
                                             BellSouth Corp.                                  121,900      5,729,300
                                             SBC Communications, Inc.                         211,000      8,862,000
                                             ---------------------------------------------------------------------------
                                                                                                          52,493,826
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--24.7%
    BANKS--8.7%
                                             Bank One Corp.                                    62,800      2,158,750
                                             Bank of America Corp.                            125,052      6,557,414
                                             Chase Manhattan Corp.                            122,900     10,715,344
                                             First Union Corp.                                137,200      5,110,700
                                             FleetBoston Financial Corp.                      111,600      4,073,400
                                             J.P. Morgan & Co., Inc.                           25,500      3,359,625
                                             PNC Bank Corp.                                    98,500      4,438,656
                                             ---------------------------------------------------------------------------
                                                                                                          36,413,889

    INSURANCE--9.7%
                                             AFLAC, Inc.                                      135,900      6,191,944
                                             Allstate Corp.                                   182,500      4,345,781
                                             Cigna Corp.                                      149,700     11,339,775
                                             Hartford Financial Services Group, Inc.          101,700      5,364,675
                                             St. Paul Companies, Inc.                         203,200      6,934,200
                                             Travelers Property Casualty Corp. "A"            145,700      6,010,125
                                             ---------------------------------------------------------------------------
                                                                                                          40,186,500

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                              SHARES        VALUE

    CONSUMER FINANCE--4.7%
                                             American Express Co.                              13,500    $ 2,010,656
                                             Citigroup, Inc.                                  296,100     17,562,431
                                             ---------------------------------------------------------------------------
                                                                                                          19,573,087

    OTHER FINANCIAL
    COMPANIES--1.0%
                                             Federal National Mortgage Association             70,700      3,990,131
                                             ---------------------------------------------------------------------------

    REAL ESTATE--0.6%
                                             Post Properties Inc. (REIT)                       64,900      2,616,281
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.6%
    BROADCASTING & ENTERTAINMENT--2.0%
                                             Walt Disney Co.                                  201,000      8,316,375
                                             ---------------------------------------------------------------------------

    CABLE TELEVISION--1.1%
                                             AT&T Corp.--Liberty Media Group "A"               78,768      4,667,004
                                             ---------------------------------------------------------------------------

    PRINT MEDIA--1.5%
                                             Knight-Ridder, Inc.                              120,700      6,148,156
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.7%
    INVESTMENT
                                             Merrill Lynch & Co., Inc.                         69,100      7,255,500
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--7.5%
    AEROSPACE--6.5%
                                             Boeing Co.                                       284,100     10,778,044
                                             Lockheed Martin Corp.                            351,464      7,183,046
                                             Rockwell International Corp.                      86,360      3,610,928
                                             United Technologies Corp.                         84,700      5,351,981
                                             ---------------------------------------------------------------------------
                                                                                                          26,923,999

    AUTOMOBILES--1.0%
                                             Ford Motor Co.                                    91,500      4,203,281
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--7.7%
    CHEMICALS--4.7%
                                             Dow Chemical Co.                                 153,800     17,533,200
                                             Sigma-Aldrich Corp.                               83,100      2,233,313
                                             ---------------------------------------------------------------------------
                                                                                                          19,766,513

    DIVERSIFIED MANUFACTURING--1.0%
                                             Textron, Inc.                                     66,000      4,017,750
                                             ---------------------------------------------------------------------------

    INDUSTRIAL SPECIALTY--0.8%
                                             Corning, Inc.                                     17,100      3,317,400
                                             ---------------------------------------------------------------------------

    MACHINERY/COMPONENTS/ CONTROLS--1.2%
                                             Parker-Hannifin Corp.                            118,750      4,905,859
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--8.0%
    DIVERSE ELECTRONIC PRODUCTS--2.0%
                                             Motorola                                          57,500      8,186,563
                                             ---------------------------------------------------------------------------

    ELECTRONIC DATA PROCESSING--5.3%
                                             Apple Computer, Inc.                              27,300      3,707,681
                                             Compaq Computer Corp.                            138,700      3,692,888
                                             Hewlett-Packard Co.                               41,500      5,501,344
                                             International Business Machines Corp.             77,000      9,086,000
                                             ---------------------------------------------------------------------------
                                                                                                          21,987,913

    SEMICONDUCTORS--0.7%
                                             Micron Technology, Inc.                           25,900      3,263,400
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

 12 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                              SHARES        VALUE

    ENERGY--15.7%
    OIL & GAS PRODUCTION--11.5%
                                             Coastal Corp.                                    124,700   $  5,736,200
                                             Conoco, Inc. "A"                                 283,600      6,983,650
                                             Exxon Mobil Corp.                                284,692     22,152,596
                                             Royal Dutch Petroleum Co. (New York shares)      124,900      7,189,556
                                             Texaco, Inc.                                     111,900      6,000,635
                                             ---------------------------------------------------------------------------
                                                                                                          48,062,637

    OIL COMPANIES--1.9%
                                             Chevron Corp.                                     87,200      8,060,550
                                             ---------------------------------------------------------------------------

    OILFIELD SERVICES/ EQUIPMENT--2.3%
                                             Baker Hughes, Inc.                               134,700      4,074,675
                                             Schlumberger Ltd.                                 69,800      5,339,700
                                             ---------------------------------------------------------------------------
                                                                                                           9,414,375
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.5%
    RAILROADS
                                             Union Pacific Corp.                               52,800      2,065,800
                                             ---------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--2.7%
    ELECTRIC UTILITIES
                                             Allegheny Energy, Inc.                           186,000      5,126,625
                                             Peco Energy Co.                                   34,900      1,286,938
                                             Unicom Corp.                                     134,100      4,894,650
                                             ---------------------------------------------------------------------------
                                                                                                          11,308,213
                                             ---------------------------------------------------------------------------
                                             TOTAL COMMON STOCKS
                                             (Cost $378,862,130)                                         412,816,984
                                             ---------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100.0%
                                             (Cost $382,507,130)(a)                                      416,461,984
                                             ---------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

*   Non-income producing security.

** Repurchase agreements are fully collateralized by U.S. Treasury or Government agency securities.

(a) The cost for federal income tax purposes was $382,957,051. At March 31, 2000, net unrealized appreciation for all securities based on tax cost was $33,504,933. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $55,881,172 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $22,376,239.

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of March 31, 2000 (unaudited)

ASSETS
Investments in securities, at value (cost $382,507,130)         $416,461,984
----------------------------------------------------------------------------
Cash                                                                 225,380
----------------------------------------------------------------------------
Dividends receivable                                                 654,539
----------------------------------------------------------------------------
Interest receivable                                                    1,929
----------------------------------------------------------------------------
Receivable for Fund shares sold                                    1,215,751
----------------------------------------------------------------------------
Due from Adviser                                                      92,464
----------------------------------------------------------------------------
TOTAL ASSETS                                                     418,652,047
----------------------------------------------------------------------------
 LIABILITIES
Payable for Fund shares redeemed                                   1,000,603
----------------------------------------------------------------------------
Accrued management fee                                               548,779
----------------------------------------------------------------------------
Other accrued expenses and payables                                1,211,228
----------------------------------------------------------------------------
TOTAL LIABILITIES                                                  2,760,610
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $415,891,437
----------------------------------------------------------------------------
 NET ASSETS
Net assets consist of:
Undistributed net investment income                                  345,058
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments         33,954,854
----------------------------------------------------------------------------
Accumulated net realized gain (loss)                              43,793,998
----------------------------------------------------------------------------
Paid-in capital                                                  337,797,527
----------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $415,891,437
----------------------------------------------------------------------------
 NET ASSET VALUE AND OFFERING PRICE
CLASS A SHARES
  Net asset value and redemption price per share
  ($40,594,752 / 1,678,321 outstanding shares of beneficial
  interest, $.01 par value, unlimited number of shares
  authorized)                                                         $24.19
----------------------------------------------------------------------------
  Maximum offering price per share (100 / 94.25 of $24.19)            $25.67
----------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($28,256,425 /
  1,174,220 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $24.06
----------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price (subject to
  contingent deferred sales charge) per share ($6,744,959 /
  279,849 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                   $24.10
----------------------------------------------------------------------------
CLASS S SHARES
  Net asset value, offering and redemption price per share
  ($340,295,301 / 14,109,366 outstanding shares of
  beneficial interest, $.01 par value, unlimited number of
  shares authorized)                                                  $24.12
----------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended March 31, 2000 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $12,684)            $  4,165,688
----------------------------------------------------------------------------
Interest                                                             198,827
----------------------------------------------------------------------------
Total income                                                       4,364,515
----------------------------------------------------------------------------
Expenses:
Management fee                                                     1,574,757
----------------------------------------------------------------------------
Services to shareholders                                           1,828,095
----------------------------------------------------------------------------
Custodian and accounting fees                                         99,926
----------------------------------------------------------------------------
Distribution services fees                                           128,429
----------------------------------------------------------------------------
Administrative services fees                                          93,785
----------------------------------------------------------------------------
Auditing                                                              20,496
----------------------------------------------------------------------------
Legal                                                                  4,392
----------------------------------------------------------------------------
Trustees' fees and expenses                                           26,169
----------------------------------------------------------------------------
Reports to shareholders                                              227,835
----------------------------------------------------------------------------
Registration fees                                                     96,455
----------------------------------------------------------------------------
Other                                                                 11,400
----------------------------------------------------------------------------
Total expenses, before reductions                                  4,111,739
----------------------------------------------------------------------------
Expenses reductions                                                  (99,534)
----------------------------------------------------------------------------
Total expenses, after reductions                                   4,012,205
----------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                         352,310
----------------------------------------------------------------------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
Net realized gain (loss) from:
Investments                                                       53,864,016
----------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period on:
  Investments                                                    (12,450,725)
----------------------------------------------------------------------------
NET GAIN (LOSS) ON INVESTMENT TRANSACTIONS                        41,413,291
----------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $ 41,765,601
----------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                                  SIX MONTHS
                                                                    ENDED                  YEAR ENDED
                                                                MARCH 31, 2000            SEPTEMBER 30,
                                                                 (UNAUDITED)                  1999
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)                                    $     352,310                3,111,169
-------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions                53,864,016                6,166,998
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
  transactions during the period                                  (12,450,725)              62,680,573
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                         41,765,601               71,958,740
-------------------------------------------------------------------------------------------------------
Distributions to shareholders from:
  Net investment income -- Class S Shares                          (2,662,961)              (4,164,869)
-------------------------------------------------------------------------------------------------------
  Net investment income -- Class A                                   (267,260)                (237,416)
-------------------------------------------------------------------------------------------------------
  Net investment income -- Class B                                         --                  (48,553)
-------------------------------------------------------------------------------------------------------
  Net investment income -- Class C                                         --                  (11,523)
-------------------------------------------------------------------------------------------------------
  Net realized gain -- Class S Shares                             (13,800,495)             (19,711,211)
-------------------------------------------------------------------------------------------------------
  Net realized gain -- Class A                                     (1,426,862)              (1,241,379)
-------------------------------------------------------------------------------------------------------
  Net realized gain -- Class B                                     (1,060,430)              (1,035,831)
-------------------------------------------------------------------------------------------------------
  Net realized gain -- Class C                                       (209,392)                (226,181)
-------------------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                          61,756,013              321,600,172
-------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                      18,828,251               25,914,793
-------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                          (170,790,721)            (426,810,318)
-------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM FUND SHARE
TRANSACTIONS                                                      (90,206,457)             (79,295,353)
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                 (67,868,256)             (34,013,576)
-------------------------------------------------------------------------------------------------------
Net assets at beginning of period                                 483,759,693              517,773,269
-------------------------------------------------------------------------------------------------------
NET ASSETS AT END OF PERIOD (including undistributed net
investment income (loss) of $345,058 and $2,922,969,
respectively)                                                   $ 415,891,437              483,759,693
-------------------------------------------------------------------------------------------------------

 16 The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout the period (a) and other performance information derived from the financial statements.

                                                                                  CLASS A
                                                                         YEARS ENDED SEPTEMBER 30,
                                                                -------------------------------------------
                                                                2000(B)          1999        1998(C)
Net asset value, beginning of period                            $22.89          $21.19       $ 25.42
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                   .06             .15           .07
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      2.25            2.62         (4.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.31            2.77         (4.23)
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                             (.16)           (.17)           --
-----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)           (.90)           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                              (1.01)          (1.07)           --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $24.19          $22.89       $ 21.19
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (D)                                             10.35(E)**      13.04(E)     (16.64)**

 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                              41              42            28
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)         1.63*           1.57          1.34
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)          1.43*           1.41          1.34*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                          .53*            .61           .86*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         51*             91            47
-----------------------------------------------------------------------------------------------------------

                                                                                  CLASS B
                                                                         YEARS ENDED SEPTEMBER 30,
                                                                -------------------------------------------
                                                                2000(B)          1999        1998(C)
Net asset value, beginning of period                            $22.72          $21.11       $ 25.42
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                  (.04)           (.07)           --
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      2.23            2.62         (4.31)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.19            2.55         (4.31)
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                               --            (.04)           --
-----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)           (.90)           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                               (.85)           (.94)           --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $24.06          $22.72       $ 21.11
-----------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (D)                                              9.85(E)**      12.02(E)     (16.96)**

 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                              28              29            18
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)          2.66*           2.29          2.12*
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)         2.35*           2.34          2.12
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.36)*          (.27)          .03*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         51*             91            47
-----------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                  CLASS C
                                                                         YEARS ENDED SEPTEMBER 30,
                                                                -------------------------------------------
                                                                2000(B)          1999        1998(C)
Net asset value, beginning of period                            $22.75          $21.13       $ 25.42
-----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                  (.03)           (.05)          .01
-----------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                      2.23            2.61         (4.30)
-----------------------------------------------------------------------------------------------------------
Total from investment operations                                  2.20            2.56         (4.29)
-----------------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income                                               --            (.04)           --
-----------------------------------------------------------------------------------------------------------
Net realized gains on investment transactions                     (.85)           (.90)           --
-----------------------------------------------------------------------------------------------------------
Total distributions                                               (.85)           (.94)           --
-----------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $24.10          $22.75       $ 21.13
-----------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (D)                                              9.88(E)**      12.06(E)     (16.88)**

 RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
Net assets, end of period ($ millions)                               7               5             3
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses before expense reductions (%)         2.58*           2.34          2.11
-----------------------------------------------------------------------------------------------------------
Ratio of operating expenses after expense reductions (%)          2.27*           2.26          2.11*
-----------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                         (.29)*          (.22)          .08*
-----------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                         51*             91            47
-----------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.
(b) For the six months ended March 31, 2000 (unaudited).
(c) For the period April 16, 1998 (commencement of sales of Class A, B and C shares) to September 30, 1998.
(d) Total return does not reflect the effect of any sales charges.
(e) Total return would have been lower had certain expenses not been reduced.
 *  Annualized
**  Not annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1    SIGNIFICANT
     ACCOUNTING POLICIES     Value Fund (the "Fund") is a diversified series of
                             Value Equity Trust (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S Shares, generally not available to new investors, are not subject to initial or contingent deferred sales charges. Certain detailed financial information for the Class S shares is provided separately and is available upon request.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used.

                             Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Trust, whose quotations reflect broker supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used.

NOTES TO FINANCIAL STATEMENTS

                             Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

                             All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment securities.

                             REPURCHASE AGREEMENTS. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

                             FUTURES CONTRACTS. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date).

                             Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

                             Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated

NOTES TO FINANCIAL STATEMENTS

                             investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis.

                             All discounts are accreted for both tax and financial reporting purposes.

--------------------------------------------------------------------------------


2    PURCHASES AND SALES
     OF SECURITIES           During the six months ended March 31, 2000,
                             purchases and sales of investment securities
                             (excluding short-term investments) aggregated
                             $112,461,341 and $215,122,361, respectively.

--------------------------------------------------------------------------------


3    TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. Under the Management
                             Agreement (the "Agreement") with Scudder Kemper
                             Investments, Inc. ("Scudder Kemper" or the
                             "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies, and restrictions. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement is equal to an annual rate of 0.70% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended March 31, 2000, the fee pursuant to the Agreement amounted to $1,574,757, of which $548,779 is unpaid at March 31, 2000.

                             DISTRIBUTION SERVICE AGREEMENT. In accordance with Rule 12b-1 under the Investment Company Act of 1940, Kemper Distributors, Inc. ("KDI"), a subsidiary of the Adviser, receives a fee of 0.75% of average daily net assets of Classes B and C. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and C

NOTES TO FINANCIAL STATEMENTS

                             shares. For the six months ended March 31, 2000, the Distribution Fee was as follows:

                                                                                                              UNPAID AT
                                                                                   TOTAL       FEES WAIVED    MARCH 31,
                                       DISTRIBUTION FEE                          AGGREGATED      BY KDI         2000
                                       ----------------                          ----------   -------------   ---------
                                       Class B                                    $106,068       $ 7,228       $20,914
                                       Class C                                      22,361         1,863         8,454
                                                                                  --------       -------       -------
                                                                                  $128,429         9,091       $29,368
                                                                                  ========       =======       =======

                             UNDERWRITING AGREEMENT AND CONTINGENT DEFERRED SALES CHARGE. KDI is the principal underwriter for Classes A, B and C. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended March 31, 2000 aggregated $46,381, of which $37,039 was paid to other firms.

                             In addition, KDI receives any contingent deferred sales charge (CDSC) from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. Contingent deferred sales charges are based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended March 31, 2000, the CDSC for Classes B and C aggregated $69,102 and $515, respectively.

                             ADMINISTRATIVE SERVICE FEES. KDI provides information and administrative services to Classes A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based upon the assets of shareholder accounts the firms service. For the six months ended March 31, 2000, the Administrative Service Fee was as follows:

                                                                                                 UNPAID AT
                                                                        TOTAL      FEES WAIVED   MARCH 31,
                                   ADMINISTRATIVE SERVICE FEES        AGGREGATED     BY KDI        2000
                                   ---------------------------        ----------   -----------   ---------
                              Class A                                  $50,300       $39,888        $--
                              Class B                                   36,031        36,031         --
                              Class C                                    7,454         7,454         --
                                                                       -------       -------         --
                                                                       $93,785       $83,373        $--
                                                                       =======       =======         ==

                             SHAREHOLDER SERVICES FEES. Kemper Service Company ("KSC"), an affiliate of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund's Classes A, B and C Shares. For the six months ended March 31, 2000, the amount charged to Classes A, B and C by KSC aggregated $94,491, $54,220, and $18,718, respectively, of which $45,144, $26,070, and $18,063, respectively
                             is unpaid at March 31, 2000. Scudder Service
                             Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Class S Shares. For the six months ended March 31, 2000, the amount charged to the Class S Shares by SSC for shareholder services aggregated $377,836, of which $80,302 is unpaid at March 31, 2000.

                             Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Class S Shares of the Fund. For the six months ended March 31, 2000, the amount charged to the Class S Shares by STC aggregated $669,904, of which $344,178 is unpaid at March 31, 2000.

NOTES TO FINANCIAL STATEMENTS

                             FUND ACCOUNTING FEES. Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended March 31, 2000, the amount charged to the Fund by SFAC aggregated $65,170, none of which is unpaid at March 31, 2000.

                             TRUSTEES FEES. The Fund pays each of its Trustees not affiliated with the Adviser an annual retainer plus specified amounts for attended board and committee meetings. For the six months ended March 31, 2000, the Trustees fees and expenses aggregated $26,169.

--------------------------------------------------------------------------------


4    CAPITAL SHARE
     TRANSACTIONS            The following table summarizes shares of beneficial
                             interest and dollar activity in the Fund:

                                                                   SIX MONTHS ENDED                YEAR ENDED
                                                                      MARCH 31,                   SEPTEMBER 30,
                                                                         2000                         1999
                                                              --------------------------   ---------------------------
                                                                SHARES        DOLLARS        SHARES         DOLLARS
                                       SHARES SOLD
                                        Class S                1,403,806   $  32,400,366     5,568,655   $ 131,356,073
                                       -------------------------------------------------------------------------------
                                        Class A                  815,105      18,956,357     4,906,004     115,981,063
                                       -------------------------------------------------------------------------------
                                        Class B                  284,918       6,572,859       901,601      21,274,145
                                       -------------------------------------------------------------------------------
                                        Class C                  165,606       3,826,431     2,262,454      52,988,891
                                       -------------------------------------------------------------------------------
                                                               2,669,435      61,756,013    13,638,714     321,600,172
                                       -------------------------------------------------------------------------------
                                        SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                        Class S                  702,006   $  16,026,800     1,010,122   $  23,313,600
                                       -------------------------------------------------------------------------------
                                        Class A                   71,089       1,625,091        59,448       1,372,649
                                       -------------------------------------------------------------------------------
                                        Class B                   43,356         988,519        43,529       1,004,640
                                       -------------------------------------------------------------------------------
                                        Class C                    8,224         187,841         9,689         223,904
                                       -------------------------------------------------------------------------------
                                                                 824,675      18,828,251     1,122,788      25,914,793
                                       -------------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class S               (5,788,748)  $(133,469,221)  (10,886,073)  $(258,426,354)
                                       -------------------------------------------------------------------------------
                                        Class A               (1,053,199)    (24,378,793)   (4,451,976)   (104,695,242)
                                       -------------------------------------------------------------------------------
                                        Class B                 (440,880)    (10,103,670)     (518,518)    (12,396,396)
                                       -------------------------------------------------------------------------------
                                        Class C                 (123,210)     (2,839,037)   (2,181,822)    (51,292,326)
                                       -------------------------------------------------------------------------------
                                                              (7,406,037)   (170,790,721)  (18,038,389)   (426,810,318)
                                       -------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE)
                                        Class S               (3,682,936)  $ (85,042,055)   (4,307,296)  $(103,756,681)
                                       -------------------------------------------------------------------------------
                                        Class A                 (167,005)     (3,797,345)      513,476      12,658,470
                                       -------------------------------------------------------------------------------
                                        Class B                 (112,606)     (2,542,292)      426,612       9,882,389
                                       -------------------------------------------------------------------------------
                                        Class C                   50,620       1,175,235        90,321       1,920,469
                                       -------------------------------------------------------------------------------
                                                              (3,911,927)  $ (90,206,457)   (3,276,887)  $ (79,295,353)
                                       -------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------


5    EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended March 31, 2000, the Fund's custodian and transfer agent fees were reduced by $8 and $7,062, respectively, under these new arrangements.

--------------------------------------------------------------------------------


6    LINE OF CREDIT          The Fund and several Scudder Funds (the
                             "Participants") share in a $1 billion revolving credit facility for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

NOTES

NOTES

NOTES

TRUSTEES&OFFICERS

TRUSTEES                                                            OFFICERS
LINDA C. COUGHLIN                 KATHRYN L. QUIRK                  ANN M. MCCREARY
President                         Trustee, Vice President           Vice President
                                  and Secretary
PAUL BANCROFT III                                                   KATHLEEN T. MILLARD
Honorary Trustee                  JOAN E. SPERO                     Vice President
                                  Trustee
SHERYLE J. BOLTON                                                   JOHN MILLETTE
Trustee                           ROBERT G. STONE JR.               Vice President
                                  Honorary Trustee                  and Secretary
WILLIAM T. BURGIN
Trustee                                                             JOHN R. HEBBLE
                                                                    Treasurer
THOMAS J. DEVINE
Honorary Trustee                                                    CAROLINE PEARSON
                                                                    Assistant Secretary
KEITH R. FOX
Trustee                                                             LOIS R. ROMAN
                                                                    Vice President
WILLIAM H. LUERS
Trustee                                                             ROBERT TYMOCZKO
                                                                    Vice President
WILSON NOLEN
Honorary Trustee

 .............................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 219557
                                      Kansas City, MO 64121
 .............................................................................................
CUSTODIAN                             STATE STREET BANK AND TRUST COMPANY
                                      225 Franklin Street
                                      Boston, MA 02109
 .............................................................................................
TRANSFER AGENT                        INVESTORS FIDUCIARY TRUST COMPANY
                                      801 Pennsylvania Avenue
                                      Kansas City, MO 64105
 .............................................................................................
INDEPENDENT ACCOUNTANTS               PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606-5808
                                      www.kemper.com


[KEMPER FUNDS LOGO] Long-term investing in a short-term world(SM)
Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Value Fund prospectus.
KVF - 3 (5/27/00) 1111870
LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)